Exhibit 32.1

Certification of Principal Executive Officer

Pursuant to 18 U.S.C. 1350

(Section 906 of the Sarbanes-Oxley Act of 2002)

I, R. Christopher Hoehn-Saric, Chairman and Chief Executive Officer (principal executive officer) of eSylvan, Inc. (the “Registrant”), certify, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended June30, 2003 of the Registrant (the “Report”), that:

(1) The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ R. CHRISTOPHER HOEHN-SARIC
R. Christopher Hoehn-Saric
August 14, 2003